JONES LANG LASALLE®

Real value in a changing world

Supplemental Information First Quarter Earnings Call 2012 Exhibit 99.2

Market & Financial Overview

Prime Offices - Capital Value Clock
As of Q1 2012
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Value
bottoming out
Capital Value
falling
Q1 2011
Washington DC, Sao Paulo
Amsterdam, Hong Kong
New York, San Francisco
Toronto, Moscow
Chicago
Los Angeles, Stockholm
Dallas, Mexico City
Frankfurt, Milan
Atlanta, Berlin
Paris, Sydney
Detroit
Seoul, Tokyo
Brussels, Mumbai
Shanghai
Beijing
Singapore
London
Madrid
Capital Value
growth slowing
Capital Value
growth
accelerating
Capital Values
bottoming out
Capital Values
falling
Q1 2012
Beijing, Milan
Shanghai
Hong Kong, Singapore,
Amsterdam
Mumbai
Sydney
Tokyo
Dallas
Detroit, Mexico City
Brussels, Seoul
Washington DC, New York
Los Angeles
San Francisco, Sao
Paulo, Toronto
Chicago
Atlanta
Berlin, Moscow
Frankfurt
London, Paris
Madrid
Stockholm
Americas
EMEA
Asia Pacific
The Jones Lang LaSalle Property Clocks
SM

Prime Offices – Rental Clock
As of Q1 2012
The Jones Lang LaSalle Property Clocks
SM
Q1 2011
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Toronto
Beijing, Hong Kong
Washington DC
San Francisco
Singapore
New York, Shanghai
Atlanta, Chicago
Madrid
Los Angeles
Dallas, Amsterdam,
Tokyo
Sao Paulo
London
Detroit
Mexico City
Dubai
Seoul
Mumbai
Frankfurt, Milan
Johannesburg
Sydney
Moscow
Stockholm
Berlin, Paris
Brussels, Rome
Americas
EMEA
Asia Pacific
Q1 2012
Rental Value
growth slowing
Rental Value
growth
accelerating
Rental Values
bottoming out
Rental Values
falling
Beijing, Stockholm
Shanghai
Sydney
Hong Kong
Singapore
Mumbai
New York
Johannesburg, Milan
Washington DC, Rome
Detroit
Dubai
Sao Paulo
Toronto
San Francisco
Dallas
Atlanta, Chicago
Los Angeles
Frankfurt
Mexico City
Amsterdam
Berlin
Brussels, Madrid, Seoul
London
Moscow
Paris
Tokyo

Q1 Selected Business Wins and Expansions

Americas
EMEA
Asia Pacific
Global
– Ericsson – 26M sf
– Howard Hughes Medical Institute,
Virgina – 1M sf
– 516-520 Fifth Avenue, New York – $132M
– 12 West 57th Street, New York – $120M
– Gansevoort, South Miami Beach – $200M+
– Novotel Times Square, New York – $92M
– ION Trading, New York – 57K sf
– Gibson Dunn, Washington D.C. – 200K sf
– Riverbed Technology, San Francisco –
168K sf
– High Tech Campus Eindhoven,
Netherlands – €425M
– 1 Bunhill Road, London – £185M
– Westland Shopping Centre, Brussels – €81M
– Westend Frankfurt Hotel, Germany – €100M+
– Vinci La Defense, Paris – €100M+
– Merck/Schering Plough, Ireland – 355K sf
– AXA Real Estate, Slovakia – 915K sf
– Societe Generale, Milan – 269K sf
– New York University, Shanghai – 570K sf
– Twenty Anson, Singapore – US$ 341M
– Myer Centre, Brisbane – AUD 366M
– Mumbai land parcel, India – US$ 95M
– Growthpoint Properties, Australia – 8.9M sf
– Chongqing Tian Fu Square, China –
1.9M sf
– The Asia Society, Hong Kong – 80K sf
– Eden City Group, India – 1.9M sf
– MetLife – 14M sf

Direct Commercial Real Estate Investment, 2005 - 2012
Source: Jones Lang LaSalle, April 2012
+10-15%
-10%
=
-10%
2012 volumes forecasted at approximately $400
billion, in line with 2011
Americas - projections unchanged
EMEA - lower end of previous forecast
Asia Pacific - down 10% from previous forecast

0
100
200
300
400
500
600
700
800
Americas EMEA Asia Pacific Global
2005 2006 2007 2008 2009 2010 2011 Projection 2012

Prime Offices – Projected Changes in Values, 2012
+ 10-20%
Capital Values Rental Values
+ 5-10%
+ 0-5%
- 0-5%
- 5-10%
Shanghai, Mumbai, Tokyo
Boston, New York*, Moscow
Frankfurt, Paris, London*, Stockholm
Chicago, Los Angeles, Washington DC
Sydney
+ 20%
Beijing, Toronto, San Francisco
Sao Paulo
Shanghai, Mumbai, Tokyo, Sydney
Boston, New York*
Moscow
Chicago, Los Angeles, Washington DC
Frankfurt, Paris, London*, Stockholm,
Hong Kong
Provisional. *New York – Midtown, London – West End.  Nominal rates in local currency.
Source: Jones Lang LaSalle, April 2012
- 10-20%
Dubai
Brussels, Madrid, Mexico City Brussels, Mexico City
Dubai, Madrid
Singapore
Toronto, San Francisco, Sao Paulo
Hong Kong, Singapore
Beijing

Financial Information

Q1 2012 Revenue Performance
Note: Equity earnings (losses) of $11.8M and ($2.0M) in 2012 and 2011, respectively, are included in segment results, however, are excluded from Consolidated totals.  Year-over-year increases shown “fee”-based have been calculated using Fee Revenue, which excludes gross contract costs.
Americas EMEA Asia Pacific LIM
Consolidated
($ in millions; % change in USD)
20% (14% fee)
27% (27% fee)
13% (15% fee)
23%
18% (16% fee)
Fee revenue
Gross contract costs
$346.3
$288.1
$213.2
$168.1
$186.4
$165.5
$813.3
$687.9
$327.4
$286.6
2012 2011
$186.9
$147.5
2012 2011
$162.6
$140.9
2012 2011
$79.2
$64.2
2012 2011
$744.3
$641.2
2012 2011

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Jones Lang LaSalle

Q1 2012 Real Estate Services Revenue
Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude equity earnings (losses).  Fee
Revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue
excludes gross contract costs.
Asia Pacific
($ in millions; % change in USD over March YTD 2011)
Americas EMEA
Leasing
Capital Markets &
Hotels
Property & Facility
Management
Fee Revenue
Project &
Development Services
Fee Revenue
Advisory, Consulting
& Other
Total RES
Operating Revenue
Fee Revenue
$149.7
$27.8
$104.4
$39.6
$24.8
$346.3
5%
40%
56%
6%
20%
20%
$47.3
$39.2
$37.7
$50.6
$38.4
$213.2
27%
37%
5%
32%
37%
27%
$33.3
$21.6
$96.4
$14.9
$20.1
$186.3
13%
22%
15%
18%
23%
13%
$230.3
$88.6
$238.5
$105.1
$83.3
$745.8
10%
34%
28%
12%
28%
20%
Total RES
$85.6 31% $74.3 $37.7 $197.6 5% 14% 19%
$39.5 6% $13.2 $24.3  $77.0 37% 8% 15%
$327.4 14% $162.5 $186.9 $676.8 27% 15% 18%

Fund Management $17.6
Separate Accounts $18.0
Public Securities $11.6

Jones Lang LaSalle

LaSalle Investment Management
Note: AUM data reported on a one-quarter lag.
Q1 2012 Highlights
AUM by Fund type
($ in billions)

Product
Assets Under
Management
($ in billions)
Average
Performance
Private Equity
U.K. $11.9 Above benchmark
Continental Europe $4.2 Return: >1x equity
North America $11.1 Above benchmark
Asia Pacific $8.4 Return: >1x equity
Public Securities $11.6 Above benchmark
Total Q1 2012 AUM $47.2 B
•
Operating income margin of 34.2%, including equity earnings
•
Solid incentive fees and equity earnings resulting from the performance of vintage funds
•
New fundraising activities in progress as vintage funds mature

Solid Cash Flows and Balance Sheet Position
•
Healthy position after Q1 2012 incentive compensation payments
- Cash from earnings, excluding restructuring and acquisition charges, increased $14 million versus Q1 2011
•
Semi-annual dividend increased 33% to $0.20/share from $0.15/share
- To be paid June 15, 2012
•
Investment grade balance sheet; Baa2 / BBB- (Stable)
- Low debt cost: Q1 2012 net interest expense of $7.4 million vs. $8.0 million in Q1 2011
- Total net debt of $868 million, including deferred acquisition obligations of $309 million
Q1 2012 Highlights
($ in millions)
First Quarter
2012 2011
Cash from Earnings $47 $42
Working Capital (243) (239)
Cash used in Operations ($196) ($197)
Primary Uses
Capital Expenses (12) (17)
Acquisitions & Deferred Payment Obligations (5) (25)
Co-Investment 1           (2)
Dividends - -
Net Cash Outflows ($16) ($44)
Net Share Activity & Other Financing (3) (4)
Net Bank Debt Borrowings ($215) ($245)

Appendix

Fee Revenue / Expense Reconciliation
Note: Consolidated Revenue and Fee Revenue exclude equity earnings (losses).  Restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition are excluded from operating expenses when calculating adjusted operating income margin.
•
Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been steadily increasing
•
Margins diluted as gross accounting requirements increase revenue and costs without corresponding profit
•
Business managed on a “fee” basis to focus on margin expansion in the base business

($ in millions) 2012 2011
Consolidated Revenue 813.3 $    687.9 $
Consolidated Operating Expenses 798.7 675.8
Adjusted Operating Income Margin 3.1% 1.8%
Gross Contract Costs:
Property & Facility Management 18.8 1.5
Project & Development Services 0.1 -
Total Gross Contract Costs 18.9 1.5
Property & Facility Management - -
Project & Development Services 26.3 20.6
Total Gross Contract Costs 26.3 20.6
Property & Facility Management 22.1 18.7
Project & Development Services 1.7 5.9
Total Gross Contract Costs 23.8 24.6
Consolidated Fee Revenue 744.3 $    641.2 $
Consolidated Fee-based Operating Expenses 729.7 $    629.1 $
Adjusted Operating Income Margin ("fee"-based)
3.4% 1.9%
Asia Pacific
Americas
EMEA
Q1

Q1 2012 Adjusted EBITDA* Performance
Americas EMEA Asia Pacific LIM
Consolidated
* Refer to slide 17 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended March 31, 2012, and 2011, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments less net income attributable to non-controlling interest.
($ in millions)
$21.7
$18.5
2012 2011
$54.9
$28.3
2012 2011
$10.1
$8.5
2012 2011
$27.5
$9.6
2012 2011
($4.3) ($8.2)
2012 2011

Reconciliation of GAAP Net Income to Adjusted Net Income
Three Months Ended
March 31,
($ in millions)
2012 2011
GAAP Net income attributable to common
shareholders $    14.0 $    1.5
Shares (in 000s) 44,685 44,359
GAAP earnings per share $    0.31 $    0.03
GAAP Net income attributable to common
shareholders $    14.0 $    1.5
Restructuring and acquisition charges, net 6.7 -
Intangible amortization, net 1.6              -
Adjusted net income $    22.3 $    1.5
Shares (in 000s) 44,685 44,359
Adjusted earnings per share $    0.50 $    0.03
and Earnings per Share

Reconciliation of GAAP Net Income to Adjusted EBITDA
Three Months Ended
March 31,
($ in millions)
2012 2011
GAAP Net income attributable to common
shareholders $ 14.0 $1.5
Interest expense, net of interest income 7.4 8.0
Provision for income taxes 4.8              0.5
Depreciation and amortization 19.7 18.3
EBITDA $ 45.9 $ 28.3
Restructuring and acquisition charges 9.0 -
Adjusted EBITDA $ 54.9 $ 28.3